Exhibit 99.1

ROYALTY PHARMA ANNOUNCES $2.025 BILLION STRATEGIC FUNDING PARTNERSHIP WITH MORPHOSYS

•	Royalty Pharma to provide tailored funding solution to enable MorphoSys’ acquisition of Constellation Pharmaceuticals

•	Investment is anchored by royalties on Janssen’s Tremfya

•	Partnership also includes royalties on four development-stage therapies, Development Funding Bonds and an investment in MorphoSys common stock

•	Royalty Pharma to host conference call today, Wednesday, June 2 at 8:45am EDT

NEW YORK, NY, and PLANEGG, GERMANY, June 2, 2021 – Royalty Pharma plc (Nasdaq: RPRX) and MorphoSys AG (FSE:MOR; Nasdaq:MOR) today announced a $2.025 billion strategic funding partnership as part of MorphoSys’ $1.7 billion acquisition of Constellation Pharmaceuticals (Nasdaq:CNST). This partnership is expected to fuel the expansion of the combined company’s capabilities to help enable the development and potential approvals of important cancer treatments.

This funding partnership is anchored by Royalty Pharma’s acquisition of MorphoSys’ rights to receive future royalties on Janssen’s Tremfya (guselkumab). Tremfya is an anti interleukin (IL)-23, approved for the treatment of adults living with moderate to severe plaque psoriasis, and for adults with active psoriatic arthritis and is also in clinical development for ulcerative colitis and Crohn’s disease. In 2020, Tremfya generated sales of $1.347 billion.

Royalty Pharma will also acquire the rights to receive royalties and certain milestone payments on four attractive development-stage therapies:

•	Gantenerumab, an anti-amyloid-beta monoclonal antibody, in Phase 3 development for Alzheimer’s disease by Roche. Royalty Pharma will purchase the rights to recieve 60% of MorphoSys’ future royalties on gantenerumab.

•	Otilimab, a fully human monoclonal antibody that inhibits granulocyte-macrophage colony-stimulating factor (GMCSF), in Phase 3 development for rheumatoid arthritis by GlaxoSmithKline. Royalty Pharma will purchase the rights to recieve 80% of MorphoSys’ future royalties and 100% of its future milestones on otilimab.

•	Pelabresib, a bromodomain and extra-terminal (BET) inhibitor for myelofibrosis, in Phase 3 development by Constellation. Royalty Pharma will purchase the rights to receive 3% of future net sales of pelabresib.

•	CPI-0209, a second-generation enhancer of zeste homolog 2 (EZH2) inhibitor, in Phase 2 development for hematological malignancies and solid tumors by Constellation. Royalty Pharma will purchase the rights to receive 3% of future net sales of CPI-0209.

Strategic Funding Partnership

The long-term strategic funding partnership agreement is comprised of the following terms:

•	$1.425 billion upfront payment: In exchange for the rights to receive to receive 100% of MorphoSys’ future royalties on Tremfya, 80% of MorphoSys’ future royalties and 100% of MorphoSys’ future milestone payments on otilimab, 60% of MorphoSys’ future royalties on gantenerumab, and 3% of future net sales of Constellation’s clinical stage assets (pelabresib and CPI-0209), Royalty Pharma will make a $1.425 billion upfront payment to MorphoSys, supporting its growth strategy. The proceeds will be used to support the financing of the Constellation transaction and the development of the combined pipeline.

•	Milestone payments: Royalty Pharma will make additional payments to MorphoSys of up to $150 million upon reaching certain milestones for otilimab, gantenerumab and pelabresib.

•	$350 million Development Funding Bonds: Royalty Pharma will provide MorphoSys with access to up to $350 million in Development Funding Bonds, with the flexibility to draw over a one year period, with a minimum draw of $150 million.

•	Equity Investment: After completion of the transaction, Royalty Pharma will purchase $100 million of ordinary shares of MorphoSys based on the average trading price of the shares over a period preceding the closing of the transaction. The investment will be subject to the required resolutions by the management board (Vorstand) and the supervisory board (Aufsichtsrat) of MorphoSys, and will constitute a cash capital increase of MorphoSys under an authorization to exclude subscription rights of existing shareholders. The new shares will exclude pre-emptive rights and will be listed on the Frankfurt Stock Exchange.

“We are excited to partner with MorphoSys on this important transaction, which demonstrates the breadth of our funding capabilities and the unique role Royalty Pharma can play in M&A,” said Pablo Legorreta, founder and Chief Executive Officer of Royalty Pharma. “By partnering on this important transaction, MorphoSys and Royalty Pharma have created a true win-win situation with the potential to improve the lives of cancer patients worldwide. In addition, this transaction adds one blockbuster drug and four attractive developmentstage therapies to our pipeline, further diversifies our portfolio and significantly enhances our long-term expected growth.”

“This transformational acquisition of Constellation represents a major step forward for MorphoSys as we bolster our position in hematology-oncology,” said Jean-Paul Kress, M.D., Chief Executive Officer of MorphoSys “We are thrilled to announce this partnership with Royalty Pharma, which is providing more than $2 billion to fuel our proprietary drug development and commercialization. We are confident they will be a strong financial partner for years to come, enabling us to fund our growth and – with the addition of Constellation’s innovative pipeline – bring our attractive new candidates to patients.”

Royalty Pharma Financial Guidance

This strategic funding partnership with MorphoSys is expected to further diversify Royalty Pharma’s portfolio with long-duration and innovative therapies. Royalty Pharma expects this transaction to add at least $150 million to Adjusted Cash Receipts by 2025 from only the Tremfya royalty and the minimum $150 million draw from the Development Funding Bonds with significant upside potential from the development-stage therapies.

Royalty Pharma expects to fund this transaction with existing cash on the balance sheet and to maintain significant financial capacity to deploy capital on additional value creating opportunities. The transaction is contingent on the closing of MorphoSys’ acquisition of Constellation, which is expected in the third quarter of 2021.

Royalty Details

Therapy	Therapeutic Area	Estimated Royalty Expiration	Royalty Rate

Tremfya	Immunology	2031-2032	Tiered mid-single digit royalty
Gantenerumab	Alzheimer’s disease	2033-2035	Tiered between 5.5% and 7.0%; Royalty Pharma will be entitled to 60% of total royalties
Otilimab	Rheumatoid arthritis, COVID	2031-2035	Tiered double-digit royalty; Royalty Pharma will be entitled to 80% of total royalties
Pelabresib	Cancer	Not disclosed	3% of worldwide net sales
CPI-0209	Cancer	Not disclosed	3% of worldwide net sales

Conference Call Information

Royalty Pharma will host a conference call and simultaneous webcast to discuss the transaction today, Wednesday, June 2 at 8:45 a.m. Eastern Time. A live webcast may be accessed from the “Events” page of the company’s website at https://www.royaltypharma.com/investors/news-and-events/events. Please allow at least five minutes to register and access the presentation. A replay of the conference call and webcast will be archived on the company’s website for at least 30 days. To ask a question during the live broadcast or listen without internet access, please dial in at least 15 minutes in advance to ensure a timely connection to the call. The conference call can be accessed live over the phone by dialing +1 (833) 519-1253, or for international callers by dialing +1 (914) 800-3826. The passcode to access the conference call is 6878797.

Advisors

Goodwin Procter, Dechert and Maiwald acted as legal advisors to Royalty Pharma. Goldman Sachs Bank Europe SE acted as financial advisor to MorphoSys and Skadden, Arps, Slate, Meagher & Flom LLP acted as its legal advisor. Centerview Partners LLC and PJT Partners acted as financial advisors to Constellation and Wachtell, Lipton, Rosen & Katz acted as its legal advisor.

About Royalty Pharma plc

Founded in 1996, Royalty Pharma is the largest buyer of biopharmaceutical royalties and a leading funder of innovation across the biopharmaceutical industry, collaborating with innovators from academic institutions, research hospitals and not-for-profits through small and mid-cap biotechnology companies to leading global pharmaceutical companies. Royalty Pharma has assembled a portfolio of royalties which entitles it to payments based directly on the top-line sales of many of the industry’s leading therapies. Royalty Pharma funds innovation in the biopharmaceutical industry both directly and indirectly - directly when it partners with companies to co-fund late-stage clinical trials and new product launches in exchange for future royalties, and indirectly when it acquires existing royalties from the original innovators. Royalty Pharma’s current portfolio includes royalties on more than 45 commercial products, including AbbVie and J&J’s Imbruvica, Astellas and Pfizer’s Xtandi, Biogen’s Tysabri, Gilead’s Trodelvy, Merck’s Januvia, Novartis’ Promacta, and Vertex’s Kalydeco, Orkambi, Symdeko and Trikafta, and five development-stage product candidates. For more information, visit www.royaltypharma.com.

About MorphoSys

MorphoSys (FSE & NASDAQ: MOR) is a commercial-stage biopharmaceutical company dedicated to the discovery, development and commercialization of innovative therapies for people living with cancer and autoimmune diseases. Based on its leading expertise in antibody and protein technologies, MorphoSys is advancing its own pipeline of new drug candidates and has created antibodies which are developed by partners in different areas of unmet medical need. In 2017, Tremfya® (guselkumab) - developed by Janssen Research & Development, LLC and marketed by Janssen Biotech, Inc., for the treatment of plaque psoriasis - became the first drug based on MorphoSys’ antibody technology to receive regulatory approval. In July 2020, the U.S. Food and Drug Administration (FDA) granted accelerated approval of the company’s proprietary product Monjuvi® (tafasitamab-cxix) in combination with lenalidomide in patients with a certain type of lymphoma.

Headquartered near Munich, Germany, the MorphoSys group, including the fully owned U.S. subsidiary MorphoSys US Inc., has more than 600 employees. More information at www.morphosys.com or www.morphosys-us.com.

Monjuvi® is a registered trademark of MorphoSys AG.

Tremfya® is a registered trademark of Janssen Biotech, Inc.

Royalty Pharma plc’s Forward-Looking Statements

The information set forth herein does not purport to be complete or to contain all of the information you may desire. Statements contained herein are made as of the date of this document unless stated otherwise, and neither the delivery of this document at any time, nor any sale of securities, shall under any circumstances create an implication that the information contained herein is correct as of any time after such date or that information will be updated or revised to reflect information that subsequently becomes available or changes occurring after the date hereof. This document contains statements that constitute “forward-looking statements” as that term is defined in the United States Private Securities Litigation Reform Act of 1995, including statements that express the company’s opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results, in contrast with statements that reflect historical facts. Examples include discussion of Royalty Pharma’s strategies, financing plans, growth opportunities and market growth. In some cases, you can identify such forward-looking statements by terminology such as “anticipate,” “intend,” “believe,” “estimate,” “plan,” “seek,” “project,” “expect,” “may,” “will,” “would,” “could” or “should,” the negative of these terms or similar expressions. Forward-looking statements are based on management’s current beliefs and assumptions and on information currently available to the company. However, these forward-looking statements are not a guarantee of Royalty Pharma’s performance, and you should not place undue reliance on such statements. Forward-looking statements are subject to many risks, uncertainties and other variable circumstances, and other factors. Such risks and uncertainties may cause the statements to be inaccurate and readers are cautioned not to place undue reliance on such statements. Many of these risks are outside of Royalty Pharma’s control and could cause its actual results to differ materially from those it thought would occur. The forward-looking statements included in this document are made only as of the date hereof. Royalty Pharma does not undertake, and specifically declines, any obligation to update any such statements or to publicly announce the results of any revisions to any such statements to reflect future events or developments, except as required by law. Certain information contained in this document relates to or is based on studies, publications, surveys and other data obtained from third-party sources and Royalty Pharma’s own internal estimates and research. While Royalty Pharma believes these third-party sources to be reliable as of the date of this document, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this document involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while the company believes its own internal research is reliable, such research has not been verified by any independent source. For further information, please reference Royalty Pharma’s reports and documents filed with the U.S. Securities and Exchange Commission (“SEC”) by visiting EDGAR on the SEC’s website at www.sec.gov.

MorphoSys’ Forward-Looking Statements

This communication contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, related to MorphoSys, Constellation and the acquisition of Constellation by MorphoSys that are subject to risks, uncertainties and other factors. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including all statements regarding the intent, belief or current expectation of the companies’ and members of their senior management team. Forward-looking statements include, without limitation, statements regarding the business combination and related matters, prospective performance and opportunities, post-closing operations and the outlook for the companies’ businesses, including, without limitation, the ability of MorphoSys to advance Constellation’s product pipeline, including pelabresib (CPI-0610) and CPI-0209, FSI-174 and FSI-189; regulatory approval of pelabresib (CPI-0610) and CPI-0209 on a timely basis; the anticipated timing of clinical data; the possibility of unfavorable results from clinical trials; filings and approvals relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions; difficulties or unanticipated expenses in connection with integrating the companies; and any assumptions underlying any of the foregoing. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include: uncertainties as to the timing of the tender offer and merger; uncertainties as to how many of Constellation’s stockholders will tender their stock in the offer; the possibility that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the effects of the transaction on relationships with employees, other business partners or governmental entities; the difficulty of predicting the timing or outcome of FDA approvals or actions, if any; the impact of competitive products and pricing; other business effects, including the effects of industry, economic or political conditions outside of the companies’ control; transaction costs; actual or contingent liabilities; and other risks and uncertainties detailed from time to time in the companies’ periodic reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including current reports on Form 8-K, quarterly reports on Form 10-Q and annual reports on Form 10-K, as well as the Schedule 14D-9 to be filed by Constellation and the Schedule TO and related tender offer documents to be filed by MorphoSys and MorphoSys Development, Inc., an indirect wholly owned subsidiary of MorphoSys. All forward-looking statements are based on information currently available to MorphoSys and Constellation, and MorphoSys and Constellation assume no obligation and disclaim any intent to update any such forward-looking statements.

Royalty Pharma Investor Relations and Communications

+1 (212) 883-6772

ir@royaltypharma.com

MorphoSys Contacts

Investor Contact

Dr. Julia Neugebauer, Senior Director

Tel: +49 (0)89 / 899 27 179

julia.neugebauer@MorphoSys.com

Myles Clouston, Senior Director

Tel: +1 857-772-0240

myles.clouston@MorphoSys.com

Media Contact

Thomas Biegi, Vice President

Tel.: +49 (0)89 / 89927 26079

thomas.biegi@MorphoSys.com

Jeanette Bressi, Director, US Communications

Tel: +1 617-404-7816

jeanette.bressi@MorphoSys.com